UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 22, 2004 announcing financial results for the second quarter ended June 30, 2004.

Item 12.         Results of Operations and Financial Condition

The information included in this section is being furnished pursuant to Item 12 - Results of Operations and Financial Condition.

On July 22, 2004 JetBlue Airways Corporation issued a press release announcing its financial results for its second quarter ended June 30, 2004.  A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: July 22, 2004	By:	/s/ JOHN OWEN

Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated July 22, 2004 announcing financial results for the second quarter ended June 30, 2004.